UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Class A
(SHAAX)

Institutional Class
(SHAIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

SCHEDULE OF OPTIONS WRITTEN	12

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENTS OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	29

NOTICE OF PRIVACY POLICY & PRACTICES	30

ADDITIONAL INFORMATION	31

Schooner Hedged Alternative Income Fund (SHAAX/SHAIX)
Annual Shareholder Letter

Dear Fellow Shareholders,

The year consisted of three distinct periods: a relatively strong showing in the 2nd and 3rd quarters was sandwiched between difficult periods in the 1st and 4th quarters. The 4th quarter was similar to the January to mid-February period in that we again had to navigate a market environment that was especially difficult for the strategy the Fund executes.  The drawdown however was significantly less than the January/February drawdown due to portfolio level risk adjustments (discussed in more detail below). We are not pleased with the Fund’s annual performance; however, it is perhaps best viewed in the context of a client’s overall portfolio as well as the broader market. As has been the case for the past 5+ years (and really even further back to March 2009), the stock market has been on a seemingly unstoppable upward trajectory, during which (in hindsight) there was clearly no need to hedge. It then continued to defy expectations by accelerating post-election to even loftier levels, especially the Russell 2000 Index (the index we’ve used as our primary hedging vehicle and that our underlying stocks are more correlated with than the S&P 500 Index), which was up over 17% from the day before the presidential election through the end of 2016. So, investors’ portfolios, of which equity index funds are an increasingly large part, have performed extremely well over pretty much any time period in the last 5+ years, and “hedged” vehicles have likely struggled. Although SHAIX has had a challenging 2016, it still has a cumulative return of +8.38% since inception through December 31, 2016.

Average annual returns for SHAIX for the 1 year and Since Inception (11/28/2014) periods through December 31, 2016 were -6.23% and 3.92%, respectively, versus 21.31% and 8.79%, respectively, for the Russell 2000 Index and 2.65% and 1.57%, respectively, for the Bloomberg Barclays U.S. Aggregate Bond Index for the same periods. Average annual returns for SHAAX for the 1 year and Since Inception (11/28/2014) periods through December 31, 2016 were -6.43% (without sales charge) and 3.69%, respectively. Gross Expense Ratios: SHAAX 1.88%; SHAIX 1.57% (as of the prospectus dated September 28, 2016).

The performance data contained within this material represents past performance, which does not guarantee future results. The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Fund’s current performance may be higher or lower and is subject to substantial changes. For performance data current to the most recent month end, call the Fund at 1-866-724-5997. Performance figures assume that all distributions are reinvested. Total return is based on net change in net asset value assuming reinvestment of distributions. Performance reflects a fee waiver in effect. In the absence of such waiver, returns would be reduced. Returns without sales charge do not reflect the deduction of the current maximum initial sales charge of 3.50% for Class A shares. Had the sales charge been included, the returns would have been lower.

No strategy does well in all market environments, and the Fund’s strategy is no different. The factors integral to the Fund’s strategy, the primary of which is the dispersion of the performance of the stocks underlying our sold puts relative to the performance of our hedging vehicle, have not performed well for parts of this year. However, the Fund has functioned well as a portfolio-level diversifier. As we’ve previously discussed, the Fund has the potential to perform very well in a market decline. If a downturn should come, which many may argue isn’t possible anymore due to government intervention (in itself a scary proposition), that is exactly the time that the Fund’s performance could mitigate an otherwise poorly performing portfolio. Also during periods where the Fund’s factors perform neutral to well, we believe the strategy can outperform and make up for the periods during which performance has lagged.

We have experienced many different trading environments running the Fund for the past two years. We’ve seen that periods of underperformance are very likely to be followed by periods of outperformance. We’ve made adjustments that have mitigated negative performance in periods when our factors were not performing well, continually making the strategy better and more likely to achieve positive performance as we’ve moved forward. An example of that is our response to the opportunity set for selling single-name puts remaining at relatively unattractive pricing levels. We have continued to stay underinvested, in aggregate, as current pricing has provided significantly less of an edge in terms of expected return versus risk undertaken. Thus, we have maintained (and continue to maintain) a substantial amount of “dry powder”. This has allowed us to mitigate the negative returns the Fund has experienced recently, which would have been even worse if the Fund were invested to a greater extent. When pricing improves we should be well-positioned to take advantage of more attractively priced volatility, increasing the Fund’s level of investment upon its occurrence. Until then, we’re taking a “wait and see” approach by staying conservative, but still maintaining a portfolio that carries positive in terms of expected decay as well as a robust hedge that may still be able to generate an outsized return to the downside if we do ever get some kind of market correction. Our experience has been that the Fund’s best performance has come during periods where volatility pricing has been attractive (elevated) and our factors (i.e. dispersion, mentioned above) perform neutrally to positively. Going forward, our primary weapon for defending against periods with a poor outlook is to be underinvested, meaning not forcing full investment in the strategy and maintaining “dry powder” for when we perceive that requisite edge has returned. It should be noted that these attractive periods can approach very quickly and it is imperative that we be prepared to take advantage of them fully.

Sincerely,

Greg Levinson
Anthony Fusco

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Fund is nondiversified, which means that a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Investments in options and other derivative instruments may be more volatile than direct investments in the underlying securities, may involve additional costs and may involve a small initial investment relative to the risk assumed. The Fund’s investments in options could include the loss of the entire premium and the value of the underlying asset. The Fund’s investments in derivatives could create exposure greater than the value of securities in the Fund’s portfolio. Derivatives investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested. Small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile and less liquid than the securities of larger, more established companies. The value of put options on exchange traded funds (“ETFs”) sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its net asset value or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Definitions:
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bloomberg Barclays U.S. Aggregate Bond Index is used to represent investment grade bonds being traded in United States.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  It is not possible to invest in an index.

Drawdown: Is the peak-to-trough decline during a specific recorded period of a fund.

Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Expense Example
(Unaudited)

As a shareholder of the Schooner Hedged Alternative Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A only) and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 3.50%, when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the actual returns of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Expense Example (Continued)
(Unaudited)

	Schooner Hedged Alternative
	Income Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2016	12/31/16	7/1/2016 – 12/31/16(1)
Actual(2)	$1,000.00	$ 971.20	$8.15
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,016.94	$8.34

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $8.15.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $8.34.

	Schooner Hedged Alternative
	Income Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2016	12/31/16	7/1/2016 – 12/31/16(1)
Actual(2)	$1,000.00	$ 972.10	$6.91
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,018.20	$7.07

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $6.91.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $7.07.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.  The Fund seeks to achieve its investment objective by selling (writing) listed put options on domestic equity securities without regard to market capitalization, including common stocks, preferred stocks and exchange traded funds that invest in equity securities or that seek to track U.S. equity indices.

The Fund’s allocation of portfolio assets as of December 31, 2016 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

Continued

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of December 31, 2016
			Since	Since
	Fiscal		Inception	Inception
	YTD	1 Year	(9/28/15)	(11/28/14)
Class A
(with sales charge)(1)	(6.25)%	(9.71)%	(7.84)%	—
Class A
(without sales charge)	(2.85)%	(6.43)%	(5.18)%	—
Institutional Class	(2.74)%	(6.23)%	—	3.92%
Bloomberg Barclays
U.S. Aggregate Bond Index	(0.78)%	2.65%	1.71%	1.57%

(1)
Returns with sales charges reflect the deduction of the current maximum initial sales charge of 3.50% for Class A.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

One cannot invest directly in an index.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Institutional Class
Growth of $10,000 Investment

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Investments

December 31, 2016

	Contracts	Value

PURCHASED OPTIONS – 0.07%
Put Options – 0.07%
iShares Russell 2000 ETF
Expiration: January 2017, Exercise Price: $128.00 (a)	500	$26,500
Total Purchased Options (Cost $44,670)		26,500

Total Investments (Cost $44,670) – 0.07%		26,500
Other Assets in Excess of Liabilities – 99.93%		35,338,445
TOTAL NET ASSETS – 100.00%		$35,364,945

Percentages are stated as a percent of net assets.
(a)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Options Written

December 31, 2016

	Contracts	Value

Put Options
Acacia Communications, Inc.
Expiration: May, 2017, Exercise Price: $50.00	(47)	$(22,325)
Acadia Healthcare Co, Inc.
Expiration: March, 2017, Exercise Price: $30.00	(76)	(9,690)
ACADIA Pharmaceuticals, Inc.
Expiration: March, 2017, Exercise Price: $17.00	(130)	(2,275)
Akorn, Inc.
Expiration: March, 2017, Exercise Price: $17.50	(114)	(6,555)
Alexion Pharmaceuticals, Inc.
Expiration: February, 2017, Exercise Price: $100.00	(20)	(6,050)
Alnylam Pharmaceuticals, Inc.
Expiration: January, 2018, Exercise Price: $30.00	(68)	(43,520)
Avis Budget Group, Inc.
Expiration: February, 2017, Exercise Price: $28.00	(55)	(2,887)
Brookdale Senior Living, Inc.
Expiration: April, 2017, Exercise Price: $11.00	(100)	(6,000)
Endo International PLC
Expiration: April, 2017, Exercise Price: $12.50	(160)	(14,800)
Exelixis, Inc.
Expiration: May, 2017, Exercise Price: $10.00	(75)	(5,625)
First Data Corp.
Expiration: April, 2017, Exercise Price: $11.00	(270)	(6,075)
First Solar, Inc.
Expiration: March, 2017, Exercise Price: $27.50	(73)	(7,884)
Fitbit, Inc.
Expiration: May, 2017, Exercise Price: $6.00	(315)	(20,160)
GAP, Inc.
Expiration: March, 2017, Exercise Price: $19.00	(90)	(6,030)
Groupon, Inc.
Expiration: July, 2017, Exercise Price: $3.00	(550)	(22,000)
Gulfport Energy Corp.
Expiration: April, 2017, Exercise Price: $20.00	(101)	(14,645)
Herbalife Ltd.
Expiration: May, 2017, Exercise Price: $40.00	(50)	(14,050)
Hertz Global Holdings, Inc.
Expiration: July, 2017, Exercise Price: $20.00	(100)	(33,000)
Horizon Pharma PLC
Expiration: February, 2017, Exercise Price: $13.00	(149)	(5,587)
Intercept Pharmaceuticals, Inc.
Expiration: March, 2017, Exercise Price: $90.00	(23)	(7,418)
Intrexon Corp.
Expiration: April, 2017, Exercise Price: $20.00	(50)	(6,625)
Jazz Pharmaceuticals PLC
Expiration: March, 2017, Exercise Price: $90.00	(22)	(5,225)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Options Written (Continued)

December 31, 2016

	Contracts	Value

Mallinckrodt PLC
Expiration: April, 2017, Exercise Price: $40.00	(40)	(7,900)
Mobileye NV
Expiration: March, 2017, Exercise Price: $32.00	(50)	(5,300)
Neurocrine Biosciences, Inc.
Expiration: May, 2017, Exercise Price: $28.00	(55)	(15,950)
NRG Energy, Inc.
Expiration: March, 2017, Exercise Price: $9.00	(220)	(3,300)
Nutanix, Inc.
Expiration: April, 2017, Exercise Price: $20.00	(100)	(22,000)
Range Resources Corp.
Expiration: March, 2017, Exercise Price: $27.00	(75)	(4,313)
Rite Aid Corp.
Expiration: January, 2017, Exercise Price: $6.00	(350)	(10,500)
Santander Consumer USA Holdings, Inc.
Expiration: April, 2017, Exercise Price: $9.00	(250)	(13,125)
ServiceNow, Inc.
Expiration: February, 2017, Exercise Price: $65.00	(50)	(7,500)
Southwestern Energy Co.
Expiration: March, 2017, Exercise Price: $8.00	(238)	(5,474)
Splunk, Inc.
Expiration: January, 2017, Exercise Price: $47.50	(49)	(2,940)
Tableau Software, Inc.
Expiration: April, 2017, Exercise Price: $35.00	(78)	(11,310)
Tesla Motors, Inc.
Expiration: January, 2018, Exercise Price: $15.00	(128)	(15,744)
Twilio, Inc.
Expiration: January, 2018, Exercise Price: $30.00	(65)	(53,950)
Twitter, Inc.
Expiration: January, 2018, Exercise Price: $15.00	(133)	(31,388)
Valeant Pharmaceuticals International, Inc.
Expiration: January, 2018, Exercise Price: $12.50	(160)	(56,800)
VanEck Vectors Gold Miners ETF
Expiration: June, 2017, Exercise Price: $16.00	(125)	(6,500)
Vertex Pharmaceuticals, Inc.
Expiration: April, 2017, Exercise Price: $70.00	(29)	(18,560)
Weatherford International PLC
Expiration: May, 2017, Exercise Price: $4.00	(500)	(20,000)
Yelp, Inc.
Expiration: February, 2017, Exercise Price: $28.00	(60)	(2,100)
Total Options Written (Premiums received $818,159)		$(583,080)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment, at value (cost $44,670)	$26,500
Cash at custodian	37,641,048 (1)
Cash held at broker	267,459
Receivable for investments sold	23,194
Receivables for Fund shares sold	7,948
Other Assets	23,549
Total Assets	37,989,698
Liabilities
Written options, at value (premiums received $818,159)	583,080
Payable for investments purchased	17,855
Payable for Fund shares redeemed	1,805,313
Payable to affiliates	82,068
Payable to Advisor	79,605
Payable for distribution fees – Class A	4,696
Accrued expenses and other liabilities	52,136
Total Liabilities	2,624,753
Net Assets	$35,364,945

Net assets consist of:
Paid-in capital	$46,881,946
Accumulated undistributed net investment loss	—
Accumulated net realized loss	(11,733,910)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	(18,170)
Written options	235,079
Net Assets	$35,364,945

Class A Shares
Net Assets	$4,769,515
Shares of beneficial interest outstanding (unlimited number
of shares authorized, $0.001 par value)	109,752
Net asset value and redemption price per share	$43.46
Maximum offering price per share ($43.46/0.9650)(2)	$45.04

Institutional Class Shares
Net Assets	$30,595,430
Shares of beneficial interest outstanding (unlimited number
of shares authorized, $0.001 par value)	702,165
Net asset value, offering price and redemption price per share	$43.57

(1)	All or a portion of this amount is pledged as collateral. The cash value held as collateral was $7,074,813. See Note 2 in Notes to Financial Statements.
(2)	Reflects a maximum sales charge of 3.50%.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statement of Operations

	Period Ended	Year Ended
	December 31,	May 31,
	2016(1)	2016
Investment Income
Dividend income	$—	$—
Total Investment Income	—	—

Expenses
Management fees	1,305,638	1,897,584
Administration fees	114,712	174,760
Fund accounting fees	47,529	60,749
Federal and state registration fees	31,029	63,624
Reports to shareholders	30,097	49,298
Transfer agent fees and expenses	29,559	61,596
Audit and tax fees	21,000	19,009
Distribution fees – Class A	11,053	8,348
Custody fees	10,667	16,470
Legal fees	9,600	12,574
Interest and Broker expenses	5,599	10,295
Trustees’ fees	5,518	5,972
Chief Compliance Officer fees	5,222	8,989
Other expenses	3,007	4,551
Total Expenses	1,630,230	2,393,819
Expense waiver by Advisor – (Note 4)	(161,708)	(186,318)
Net Expenses	1,468,522	2,207,501
Net Investment Loss	(1,468,522)	(2,207,501)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(6,235,304)	1,057,020
Written options	6,991,425	(13,547,051)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	260,228	(249,225)
Written options	(4,264,097)	4,282,887
Net Realized and Unrealized Loss on Investments	(3,247,748)	(8,456,369)
Net Decrease in Net Assets from Operations	$(4,716,270)	$(10,663,870)

(1)	The Fund changed its fiscal year end from May 31 to December 31. The current period represents activity from June 1, 2016 through December 31, 2016.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statements of Changes in Net Assets

	Period Ended	Year Ended	Period Ended
	December 31,	May 31,	May 31,
	2016(1)	2016	2015(2)
From Operations
Net investment loss	$(1,468,522)	$(2,207,501)	$(60,081)
Net realized gain (loss) from:
Investments and purchased options	(6,235,304)	1,057,020	610,990
Written options	6,991,425	(13,547,051)	43,465
Net change in unrealized
appreciation (depreciation) on:
Investments and purchased options	260,228	(249,225)	(29,173)
Written options	(4,264,097)	4,282,887	216,289
Net increase (decrease) in net assets
resulting from operations	(4,716,270)	(10,663,870)	781,490

From Distributions
Net investment income –
Institutional Class	—	—	(627,921)
Net realized gain on investments –
Institutional Class	—	—	(7,375)
Return of capital – Class A	(365,558)	(344,836)	—
Return of capital – Institutional Class	(7,780,750)	(15,980,097)	—
Net decrease in net assets resulting
from distributions paid	(8,146,308)	(16,324,933)	(635,296)

From Capital Share Transactions
Proceeds from shares sold – Class A	1,350,619	10,840,266	—
Proceeds from shares sold –
Institutional Class	15,413,465	279,853,861	53,357,282
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	304,182	281,882	—
Net asset value of shares issued to shareholders
in payment of distributions declared –
Institutional Class	7,592,672	13,833,452	628,475
Payment for shares redeemed – Class A	(4,743,835)	(2,206,103)	—
Payment for shares redeemed –
Institutional Class	(191,276,322)	(109,084,383)	(1,075,381)
Net increase (decrease) in net assets
from capital share transactions	(171,359,219)	193,518,975	52,910,376
Total Increase (Decrease) In Net Assets	(184,221,797)	166,530,172	53,056,570
Net Assets
Beginning of period	219,586,742	53,056,570	—
End of period	$35,364,945	$219,586,742	$53,056,570
Accumulated Undistributed
Net Investment Loss	$—	$(2,207,501)	$(40,922)

(1)	The Fund changed its fiscal year end from May 31 to December 31. The current period represents activity from June 1, 2016 through December 31, 2016.
(2)	The Fund commenced operations on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended	Period Ended
	December 31, 2016(1)	May 31, 2016(2)
Net Asset Value, Beginning of Period	$47.01	$52.27

Income from investment operations:
Net investment income(3)	(0.44)	(0.54)
Net realized and unrealized gains on investments	(0.86)	(1.35)
Total from investment operations	(1.30)	(1.89)

Less distributions paid:
From return of capital	(2.25)	(3.37)
Total distributions paid	(2.25)	(3.37)
Net Asset Value, End of Period	$43.46	$47.01
Total return(4)(5)	(2.85)%	(3.70)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$4,770	$8,435
Ratio of expenses to average net assets
Before waivers and
reimbursement of expenses(6)(7)	1.83%	1.88%
After waivers and
reimbursement of expenses(6)(7)	1.65%	1.67	%(8)
Ratio of net investment income to average net assets
Before waivers and
reimbursement of expenses(6)	(1.83)%	(1.88)%
After waivers and
reimbursement of expenses(6)	(1.65)%	(1.67)%
Portfolio turnover rate(9)	N/A	N/A

(1)	The Fund changed its fiscal year end from May 31 to December 31. The current period represents activity from June 1, 2016 through December 31, 2016.
(2)	The Class A shares commenced operations on September 28, 2015.
(3)	Per share net investment income was calculated using average shares outstanding.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)
The ratio of expenses to average net assets includes broker interest expense.  The before waivers and reimbursement of expenses and after waivers and reimbursement of expenses ratios excluding broker interest expense were 1.82% and 1.64% for the period ended December 31, 2016 and 1.87% and 1.66% for the period ended May 31, 2016.

(8)	Effective January 28, 2016, the expense cap was lowered to 1.64% from 1.74%.
(9)	The Fund does not hold any long term investment securities, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended		Year Ended		Period Ended
	December 31,		May 31,		May 31,
	2016(1)		2016		2015(2)
Net Asset Value, Beginning of Period	$47.07		$55.64		$50.00

Income from investment operations:
Net investment income(3)	(0.38)		(0.72)		(0.41)
Net realized and unrealized
gains on investments	(0.87)		(2.31)		9.34
Total from investment operations	(1.25)		(3.03)		8.93

Less distributions paid:
From net investment income	—		—		(2.76)
From net realized gain on investments	—		—		(0.53)
From return of capital	(2.25)		(5.54)		—
Total distributions paid	(2.25)		(5.54)		(3.29)
Net Asset Value, End of Period	$43.57		$47.07		$55.64
Total return(4)	(2.74	)%(5)	(5.70)%		18.20	%(5)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$30,595		$211,152		$53,057
Ratio of expenses to average net assets
Before waivers and
reimbursement of expenses	1.55	%(6)(7)	1.57	%(7)	3.66	%(6)
After waivers and
reimbursement of expenses	1.40	%(6)(7)	1.45	%(7)(8)	1.49	%(6)
Ratio of net investment income
to average net assets
Before waivers and
reimbursement of expenses	(1.55	)%(6)(7)	(1.57	)%(7)	(3.66	)%(6)
After waivers and
reimbursement of expenses	(1.40	)%(6)(7)	(1.45	)%(7)	(1.49	)%(6)
Portfolio turnover rate(9)	N/A		N/A		N/A

(1)	The Fund changed its fiscal year end from May 31 to December 31. The current period represents activity from June 1, 2016 through December 31, 2016.
(2)	The Institutional Class shares commenced operations on November 28, 2014.
(3)	Per share net investment income was calculated using average shares outstanding.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)
The ratio of expenses to average net assets includes broker interest expense.  The before waivers and reimbursement of expenses and after waivers and reimbursement of expenses ratios excluding broker interest expense were 1.55% and 1.39% for the period ended December 31, 2016, and 1.56% and 1.44% for the year ended May 31, 2016.

(8)	Effective January 28, 2016, the expense cap was lowered to 1.39% from 1.49%.
(9)	The Fund does not hold any long term investment securities, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements
December 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Hedged Alternative Income Fund (the “Fund”) represents a distinct non-diversified series, with its own investment objective and policies within the Trust.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Fund in connection with the organization, registration and initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Fund became effective and commenced operations on November 28, 2014 for the Institutional Class shares. Effective September 28, 2015, the Fund began offering Class A shares.  Class A shares are subject to an initial maximum sales charge of 3.50% imposed at the time of purchase.  The sales charge declines as the amount purchased increases, as set forth in the Fund’s prospectus.  Class A shares are subject to a 0.25% Rule 12b-1 distribution fee.  Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. The investment objective of the Fund is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets. During the October 26, 2016 and October 27, 2016 meeting of the Board of Trustees, the Fund changed its fiscal year end for financial reporting purposes from May 31st to December 31st.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

The Fund’s securities that are primarily traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

been no sale on such day, the security is valued at (i) the mean between the bid and asked prices on such day, or (ii) the latest sales price on the Composite Market.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service.  OTC securities that are not traded on NASDAQ shall be valued at the last sale price at the close of the OTC market.  When market quotations are not readily available, any security or other asset is valued at its fair market value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of the prices obtained through their application by the Trust’s valuation committee.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

Schooner Hedged Alternative Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$26,500	$—	$—	$26,500
Total Assets	$26,500	$—	$—	$26,500
Liabilities:
Written Options	$(257,841)	$(325,239)	$—	$(583,080)
Total Liabilities	$(257,841)	$(325,239)	$—	$(583,080)

The Fund did not invest in any Level 3 investments during the period ended December 31, 2016. During the period ended December 31, 2016, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments

The Fund invested in derivative instruments such as purchased and written options during the period.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of December 31, 2016 was as follows:

Derivatives
not accounted
for, has hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$26,500	at value	$(583,080)
Total		$26,500		$(583,080)

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives
not accounted
for, has hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(6,235,304)	$6,991,425	$756,121
Total	$(6,235,304)	$6,991,425	$756,121

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives
not accounted
for, has hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$260,228	$(4,264,097)	$(4,003,869)
Total	$260,228	$(4,264,097)	$(4,003,869)

Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the financial position of the Fund and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing their respective investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund seeks to generate distributable cash flow by passing through the net option premium received from its sales of put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the written option.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

The Fund did not have transactions in call options for the period ended December 31, 2016.

Transactions in options written during the period ended December 31, 2016 for the Fund were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of period	88,526	$10,082,785
Options written	244,807	27,449,851
Options terminated	(327,940)	(36,714,477)
Outstanding, end of period	5,393	$818,159

Transactions in purchased options during the period ended December 31, 2016 for the Fund were as follows:

Contracts
Outstanding, beginning of period	10,325
Options purchased	617,564
Options sold	(552,078)
Options expired	(75,311)
Outstanding, end of period	500

(c)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

At a meeting of the Board of Trustees of the Trust, held on January 27, 2016, and January 28, 2016, following the Advisor’s recommendation, the Board approved a change in the Fund’s tax year-end from May 31st to December 31st.  The change was effective as of December 31, 2015.

As of and during the period ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since inception.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

(d)	Distributions to Shareholders

The Fund will make distributions of income dividends, if any, and any net short-term capital gains to shareholders on a monthly basis. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. While the Fund only intends to make such distributions out of net investment income and/or short-term capital gains, it is possible that in certain circumstances a portion of a distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund).  Please see footnote 3 for distribution characteristics.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. Fund shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution fees are expensed at 0.25% of average daily net assets of the Fund’s Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

income and expense is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the understanding of the Fund, and applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid to the Fund’s shareholders is as follows:

	Ordinary Income	Return of Capital
Year ended May 31, 2016	$ —	$16,324,933(a)
Period ended December 31, 2016	$ —	$16,606,306(b)

(a)
Comprises distributions of $7,864,935 paid during the period June 1, 2015 through December 31, 2015 designated as return of capital on a tax basis and distributions of $8,459,998 paid during the period January 1, 2016 through May 31, 2016 estimated to be return of capital on a tax basis.

(b)
Comprises distributions of $8,459,998 paid during the period January 1, 2016 through May 31, 2016 designated as return of capital on a tax basis and distributions of $8,146,308 paid during the period June 1, 2016 through December 31, 2016 designated as return of capital on a tax basis.

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for
federal income tax purposes	$44,670
Gross tax unrealized appreciation	$267,314
Gross tax unrealized depreciation	(285,484)
Net tax unrealized appreciation	(18,170)
Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—

Other accumulated gain/(loss)	$(11,498,831)
Total accumulated earnings/(loss)	$(11,517,001)

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At December 31, 2016, the Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $11,733,910.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2016, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

Accumulated Undistributed Net Investment Income	$3,676,023
Accumulated Undistributed Net Realized Gain/(Loss)	—
Paid-In Capital	$(3,676,023)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses exclusive generally of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses do not exceed 1.64% and 1.39% (the “Expense Limitation Caps”) of the average daily net assets of the Fund’s Class A and Institutional Class shares, respectively. On January 28, 2016, the Board approved an amendment to the Operating Expense Limitation Agreement on behalf of the Fund, to lower the operating expense limit from 1.74% to 1.64% for Class A shares, and from 1.49% to 1.39% for Institutional Class shares.

The Expense Limitation Caps are in effect through at least September 28, 2017 for the Fund, and subject to approval by the Advisor and Board of Trustees thereafter. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or (2) the expense limitations cap in place at the time of recoupment; provided, however, that the Advisor shall only be entitled to recoup such amounts over the most recent three fiscal periods.

The following table shows the remaining waived or reimbursed expenses for the Fund subject to potential recovery expiring by:

May 31, 2018	$ 87,397
May 31, 2019	$186,318
December 31, 2019	$161,708

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor, a distribution fee of 0.25% of the Fund’s average daily net assets for the Fund’s Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The distribution fees from Class A shares incurred for the period ended December 31, 2016, and owed as of December 31, 2016, are as follows:

Incurred	Owed
$11,053	$4,696

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees incurred for the period ended December 31, 2016, and owed as of December 31, 2016, are as follows:

	Incurred	Owed
Administration	$114,712	$44,276

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees incurred for the period ended December 31, 2016, and owed as of December 31, 2016, are as follows:

	Incurred	Owed
Fund Accounting	$47,529	$18,767

	Incurred	Owed
Transfer Agency	$29,559	$12,590

	Incurred	Owed
Custody	$10,667	$4,212

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended December 31, 2016, and owed as of December 31, 2016, are as follows:

	Incurred	Owed
Chief Compliance Officer	$5,222	$2,223

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period Ended	Period Ended
Class A	December 31, 2016	May 31, 2016(1)
Shares sold	29,353	219,921
Shares issued in reinvestment of distributions	6,680	5,903
Shares redeemed	(105,715)	(46,390)
Net increase/(decrease)	(69,682)	179,434

(1) The Class A shares commenced operations on September 28, 2015.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notes to Financial Statements (Continued)
December 31, 2016

	Period Ended	Year Ended
Institutional Class	December 31, 2016	May 31, 2016
Shares sold	333,765	5,433,719
Shares issued in reinvestment of distributions	165,895	279,266
Shares redeemed	(4,283,287)	(2,180,842)
Net increase/(decrease)	(3,783,627)	3,532,143

(8)	Investment Transactions

There were no long term purchases or sales of investment and no purchases or sales of U.S. Government securities for the Fund for the period ended December 31, 2016.

(9)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At December 31, 2016, the following entities held over 25% of the Fund's shares outstanding for the benefit of their customers:

Institutional Class
LPL Financial	30.55%
National Financial Services LLC	28.81%
Charles Schwab & Co Inc.	27.33%

Class A
LPL Financial	45.66%

(10)	Subsequent Event

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through February 28, 2017.  This evaluation resulted in the identification of the following subsequent events.

On January 25, 2017, the Fund declared and paid a distribution of $32,679 and $192,344 to the Class A and Institutional Class shareholders of record on January 24, 2017, respectively.

On February 27, 2017, the Fund declared and paid a distribution of $27,125 and $139,958 to the Class A and Institutional Class shareholders of record on February 24, 2017, respectively.

On February 28, 2017 the Board of Trustees approved the Plan of Liquidation of the Fund and the Fund will liquidate after the close of business March 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schooner Hedged Alternative Income Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Schooner Hedged Alternative Income Fund (the “Fund”), a series of Trust for Professional Managers, as of December 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schooner Hedged Alternative Income Fund, as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed within Note 10 to the financial statements, on February 28, 2017, the Board of Trustees of Trust for Professional Managers approved the liquidation of the Schooner Hedged Alternative Income Fund.

COHEN & COMPANY, LTD.

Cleveland, Ohio
March 1, 2017

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•   information we receive about you on applications or other forms;

•   information you give us orally; and

•   information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	36	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	36	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Jonas B. Siegel	Trustee	Indefinite	Retired	36	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 73		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	36	Trustee,
615 E. Michigan St.	and	Term; Since	Officer		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	(2016–present);		(an open-end
Age: 54		2001	Executive Vice		investment
			President, U.S.		company with
			Bancorp Fund		ten portfolios);
			Services, LLC		Trustee, USA
			(1994–present).		MUTUALS (an
open-end
investment
company with
two portfolios).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.		Term; Since	Vice President,
Milwaukee, WI 53202		May 29,	U.S. Bancorp Fund
Age: 35		2015	Services, LLC
(2012–present);
Research Associate,
Vista360, LLC
(2010–2012).

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Anita M. Zagrodrik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp
Age: 56	President	2014	Fund Services,
	and		LLC (January
	Anti-Money		2014–present); CCO
	Laundering		(2003–2013) and
	Officer		Senior Vice President,
Ariel Investments,
LLC (2010–2013).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 29		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 29		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Fund files a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan St.
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/16	FYE 5/31/16
Audit Fees	$16,000	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/16	FYE 5/31/16
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/16	FYE 5/31/16
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Trust for Professional Managers

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date     March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date     March 3, 2017

By (Signature and Title)*       /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     March 3, 2017